                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                                -----------------


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                   New York                               13-5160382
     (Jurisdiction of incorporation                    (I.R.S. Employer
      if not a U.S. national bank)                    Identification No.)

One Wall Street, New York, New York                         10286
(Address of principal executive offices)                 (Zip code)


                                -----------------



                                DOUBLECLICK INC.
               (Exact name of obligor as specified in its charter)


               Delaware                                      13-3870996
       (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

      450 West 33rd Street, 16th Floor
             New York, New York                                10001
(Address of principal executive offices)                     (Zip code)


                                -----------------

               ZERO COUPON CONVERTIBLE SUBORDINATED NOTES DUE 2023
                       (Title of the Indenture securities)



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ITEM 1.   GENERAL INFORMATION.

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.


Superintendent of Banks of the            2 Rector Street, New York, N.Y. 10006
   State of New York                         and Albany, N.Y. 12203

Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation     550 17th Street, N.W., Washington, D.C. 20429

New York Clearing House Association       New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.  LIST OF EXHIBITS.

            Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

            1.   -     A copy of the Organization Certificate of The Bank of
                       New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.
                       (Exhibit 1 to Amendment No. 1 to Form T-1 filed with
                       Registration Statement No. 33-6215, Exhibits 1a and 1b to
                       Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration
                       Statement No. 33-29637.)

            4.    -    A copy of the existing By-laws of the Trustee. (Exhibit
                       4 to Form T-1 filed as Exhibit 25(a) to Registration
                       Statement No. 333-102200.)

            6.    -    The consent of the Trustee required by Section 321(b) of
                       the Act. (Exhibit 6 to Form T-1 filed with Registration
                       Statement No. 33-44051.)

            7.    -    A copy of the latest report of condition of the Trustee
                       published pursuant to law or to the requirements of its supervising or examining authority.


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                                      NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of September 2003.


                                               THE BANK OF NEW YORK



                                               By: /s/ Julie Salovitch-Miller
                                                  -----------------------------
                                               Name:   Julie Salovitch-Miller
                                               Title:  Vice President












                                      -2-


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                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                 Dollar Amounts
ASSETS                                                                                           In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                          $ 4,389,492
   Interest-bearing balances...........................                                            3,288,212
Securities:
   Held-to-maturity securities.........................                                              654,763
   Available-for-sale securities.......................                                           17,626,360
Federal funds sold in domestic offices.................                                            1,759,600
Securities purchased under agreements to
   resell.............................................                                               911,600
Loans and lease financing receivables:
   Loans and leases held for sale................                                                    724,074
   Loans and leases, net of unearned
     income...............32,368,718
   LESS: Allowance for loan and
     lease losses............826,505
   Loans and leases, net of unearned
     income and allowance..............................                                           31,542,213
Trading Assets.........................................                                            7,527,662
Premises and fixed assets (including capitalized
   leases).............................................                                              825,706
Other real estate owned................................                                                  164
Investments in unconsolidated subsidiaries and
   associated companies................................                                              260,940
Customers' liability to this bank on acceptances
   outstanding.........................................                                              225,935
Intangible assets......................................
   Goodwill............................................                                            2,027,675
   Other intangible assets.............................                                               75,330
Other assets...........................................                                            4,843,295
                                                                                                 -----------
Total assets...........................................                                          $76,683,021
                                                                                                 ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)



LIABILITIES
Deposits:
   In domestic offices.................................                                          $33,212,852
   Noninterest-bearing.......................12,997,086
   Interest-bearing..........................20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           24,210,507
   Noninterest-bearing..........................595,520
   Interest-bearing..........................23,614,987
Federal funds purchased in domestic
  offices...........................................                                                 375,322
Securities sold under agreements to repurchase.........                                              246,755
Trading liabilities....................................                                            2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                                  959,997
Bank's liability on acceptances executed and
   outstanding.........................................                                              227,253
Subordinated notes and debentures......................                                            2,090,000
Other liabilities......................................                                            5,716,796
                                                                                                 -----------
Total liabilities......................................                                          $69,374,948
                                                                                                 ===========
Minority interest in consolidated
   subsidiaries......................................                                                540,772

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                                                      0
Common stock...........................................                                            1,135,284
Surplus................................................                                            1,056,295
Retained earnings......................................                                            4,463,720
Accumulated other comprehensive income.........                                                      112,002
Other equity capital components.....................                                                       0
Total equity capital...................................                                            6,767,301
                                                                                                 -----------
Total liabilities minority interest and equity capital.                                          $76,683,021
                                                                                                 ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)



I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                               Directors
Gerald L. Hassell
Alan R. Griffith